Noble Corporation plc Third Quarter 2023 Earnings Conference Call November 1st, 2023

Disclaimer Forward-Looking Statements This presentation and the conference call to which it pertains contains “forward-looking statements” about Noble Corporation plc’s (“Noble” or the “Company”) within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended. All statements other than statements of historical facts included in this presentation and the conference call are forward looking statements, including those regarding future guidance, including revenue, adjusted EBITDA, the offshore drilling market and demand fundamentals, realization and timing of integration synergies, related costs to achieve, free cash flow expectations, capital expenditure, capital allocation expectations including planned dividend and share repurchases, contract backlog, rig demand, expected future contracts, anticipated contract start dates, dayrates and duration, fleet condition and utilization, 2023 and 2024 financial guidance, business, financial performance and position and our plans, objectives, expectations and intentions related to the Noble-Maersk merger. Forward-looking statements involve risks, uncertainties and assumptions, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might,“ “on track,” "plan," “possible,” “potential,” “predict,” "project," "should," "would," "shall," “target,” "will" and similar expressions are intended to be among the statements that identify forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to be correct. These forward-looking statements speak only as of the date of this communication and we undertake no obligation to revise or update any forward-looking statement for any reason, except as required by law. Risks and uncertainties include, but are not limited to, those detailed in Noble’s most recent Annual Report on Form 10-K, Quarterly Reports Form 10-Q and other filings with the U.S. Securities and Exchange Commission. We cannot control such risk factors and other uncertainties, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. You should consider these risks and uncertainties when you are evaluating us. With respect to our capital allocation policy, distributions to shareholders in the form of either dividends or share buybacks are subject to the Board of Directors’ assessment of factors such as business development, growth strategy, current leverage and financing needs. There can be no assurance that a dividend will be declared or continued. Non-GAAP Measures This presentation includes certain financial measures that we use to describe the Company's performance that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. The Company defines "Adjusted EBITDA" as income (loss) from continuing operations before income taxes; interest income and other, net; gain (loss) on extinguishment of debt, net; interest expense, net of amounts capitalized; loss on impairment; pre-petition charges; merger and integration costs; reorganization items, net; certain corporate legal matters; and depreciation and amortization expense. We believe that the Adjusted EBITDA measure provides greater transparency of our core operating performance. The Company defines net debt as indebtedness minus cash and cash equivalents; free cash flow as cash flow from operations minus capital expenditures; adjusted EBITDA margin as adjusted EBITDA divided by total revenues; and leverage as net debt divided by annualized adjusted EBITDA from the most recently reported quarter. Additionally, due to the forward-looking nature of Adjusted EBITDA, management cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measure. Accordingly, the company is unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measure to the most directly comparable for-ward-looking GAAP financial measure without unreasonable effort. 2

Summary Q3 Adjusted EBITDA of $283M, Free Cash Flow of $40M Sequential EBITDA growth from increasing dayrates $240M in new contracts since last quarter Valiant, Globetrotter I and Globetrotter II in the GOM; Regina Allen in Argentina, Reacher and Resilient in the North Sea 2023 Guidance Enhanced 33% Increase to Quarterly Dividend in Q4 2023 $0.40 per share dividend declared for Q4, up from $0.30 dividend in Q3 >$200 million capital returned via dividends and share buybacks over the past year 3

Third Quarter Financial Highlights Adjusted EBITDA $283M $188M Capital expenditures $99M $107M Free cash flow $40M $104M Net debt $341M $330M Backlog $4.7B $5.0B Liquidity $795M $805M Adjusted EBITDA margin 1 41% 29% Leverage 0.3x 0.4x 4 Prior quarter figures for Q2 2023 shown below 1) Adjusted EBITDA margin defined as Adjusted EBITDA divided by Total Revenue

Current Backlog Stands at $4.7 Billion 600 0 1,800 300 900 1,200 1,500 2,100 20272023 2024 2025 2026 341 1,781 1,191 915 429 Floaters Jackups 66% 60% 24% 12%35% Percentage of available days committed1 Backlog ($B) and Contract Coverage 1) Committed days on total marketed fleet, excluding cold stacked rigs, per 10/31/23 fleet status 5 0.3 1. 1.2 0.9 0.4

Deepwater Fleet Overview


2023
2024
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
DRILLSHIPS
Noble Tom Madden (7g dual BOP)
Noble Sam Croft (7g dual BOP)
Noble Don Taylor (7g dual BOP)
Noble Bob Douglas (7g dual BOP)
Noble Stanley Lafosse (7g dual BOP)
Noble Faye Kozack (7g dual BOP)
Noble Viking (7g)
Noble Valiant (7g dual BOP)
Noble Venturer (7g dual BOP)
Noble Voyager (7g dual BOP)
Noble Gerry de Souza (6g dual BOP)
Noble Globetrotter I (6g)
Noble Globetrotter II (6g)
Pacific Meltem (7g dual BOP) – cold stacked
Pacific Scirocco (6g) – cold stacked
SEMISUBMERSIBLES
Noble Deliverer (6g)
Noble Developer (6g)
Noble Discoverer (6g)
Firm contracts, excluding options, per 10/31/23 fleet status

Recent Highlights

- Valiant: 6 months with LLOG, expected to commence early Q1 2024.
- Globetrotter I: ~4 weeks longer with Petronas well in Mexico; additional ~20-day P&A with Shell in the GOM
- Globetrotter II: 4-month extension from Shell in the GOM

NOBLE

6

Jackup Fleet Overview 2023 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 HARSH ENVIRONMENT Noble Integrator (CJ70) Noble Resilient (CJ50) Noble Reacher (CJ50) Noble Intrepid (CJ70) ULTRA HARSH ENVIRONMENT Noble Resolute (CJ50) Noble Innovator (CJ70) Noble Interceptor (CJ70) Noble Highlander (JU-2000E) Noble Tom Prosser (JU-3000N) Noble Resolve (CJ50) Noble Regina Allen (JU-3000N) Noble Invincible (CJ70) Noble Mick O’Brien (JU-3000N) Firm contracts, excluding options, per 10/31/23 fleet status Recent Highlights • Regina Allen: 220 days with TotalEnergies in Argentina • Reacher: 15 months of priced options exercised by TotalEnergies in the North Sea • Resilient: 120 days with Petrogas in the North Sea. 7

Financial Overview ($ millions) Quarter End 9/30/2023 Quarter End 6/30/2023 Revenue 697 639 Adjusted EBITDA 283 188 margin % 41% 29% Net Income 158 66 Diluted EPS 1.09 0.45 Cash flow from operations 139 211 Cash paid for capital expenditures 99 107 Free cash flow 40 104 Net debt 1 341 330 Leverage 2 0.3x 0.4x Liquidity 3 795 805 1) Net debt defined as total indebtedness minus cash and cash equivalents. 2) Leverage ratio defined as net debt divided by annualized Adjusted EBITDA for the period. 3) 9/30/23 liquidity includes $245 million cash and cash equivalents plus $550 million RCF availability Non-GAAP to GAAP reconciliations provided on page 10. 8

2023 Guidance Update Revenue 2,500 - 2,600 (2,350-2,550) Adjusted EBITDA 775 – 825 (725 – 825) Capital expenditures, net 325 – 365 (unchanged) $ millions 9 (denotes prior guidance)

Appendix: Reconciliation to GAAP Measures